UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2012

GraphOn Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State of incorporation)	0-21683 (Commission File No.)	13-3899021 (IRS Employer Identification No.)

1901 S. Bascom Avenue, Suite 660
Campbell, CA 95008
(Address of principal executive offices)

Registrant’s telephone number:  (800) 472-7466

5400 Soquel Avenue, Suite A-2
Santa Cruz, CA 95062
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On May 30, 2012, we relocated our principal executive offices to 1901 S. Bascom Avenue, Suite 660, Campbell, CA 95008. Our telephone number (1-800-472-7466) remains the same.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2012

GRAPHON CORPORATION

By:          /s/ Robert Dixon
Name:  Robert Dixon
Title:  Interim Chief Financial Officer